Exhibit 10.2

ENOVIX CORPORATION
2021 EQUITY INCENTIVE AWARD PLAN
PERFORMANCE STOCK UNIT AWARD GRANT NOTICE
Enovix Corporation (the “Company”), pursuant to its 2021 Equity Incentive Award Plan, as amended from time to time (the “Plan”), granted to the holder listed below (the “Participant”) on the grant date set forth below (the “Grant Date”), an award of performance stock units (“Performance Stock Units” or “PSUs”). Each vested PSU represents the contingent right to receive, in accordance with the Performance Stock Unit Award Agreement attached hereto as Exhibit A and the Performance Conditions attached hereto as Exhibit B (together, the “Agreement”), up to two shares of Common Stock (“Shares”). This award of PSUs is subject to all of the terms and conditions set forth in the Agreement and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Performance Stock Unit Award Grant Notice (the “Grant Notice”) and the Agreement.

Participant:	_____________________
Grant Date:	_____________________
Total Number of PSUs:	_____________________

Exhibit 10.2

Vesting and Settlement:

50% of the PSUs are eligible to be earned in respect of the 2025 Performance Period (as defined in Exhibit B) and the remaining 50% of the PSUs are eligible to be earned in respect of the 2026 Performance Period (as defined in Exhibit B).
On each Determination Date, the Plan Administrator shall determine the applicable Achievement Factor in accordance with Exhibit B and a number of Shares determined by multiplying the number of PSUs eligible to be earned in respect of the applicable Performance Period times the Achievement Factor rounded to the nearest whole share shall be earned by the Participant subject to the Participant’s Continuous Service through the applicable Vesting Dates, as set forth below, and subject to the additional terms and conditions set forth in this Agreement.

For the avoidance of doubt, in the event the Achievement Factor equals zero, no Shares will be issued in respect of the PSUs tied to such Achievement Factor and all such PSUs shall terminate for no consideration on the Determination Date.

The PSUs shall vest (each, a “Vesting Date”) as follows, in each case, subject to the Participant’s Continuous Service through the applicable Vesting Date and subject to the additional terms and conditions set forth in this Agreement: (i) 50% of the Shares earned in respect of the 2025 Performance Period (as defined in Exhibit B) will vest on the second annual anniversary of the Grant Date, (ii) the remaining 50% of the Shares earned in respect of the 2025 Performance Period will vest on the third annual anniversary of the Grant Date, (iii) 50% of the Shares earned in respect of the 2026 Performance Period (as defined in Exhibit B) will vest on the third annual anniversary of the Grant Date, and (iv) the remaining 50% of the Shares earned in respect of the 2026 Performance Period will vest on the fourth annual anniversary of the Grant Date.

The maximum number of Shares that may be issued in settlement of the PSUs is 200% of the granted PSUs.

By the Participant’s and the Company’s signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. The Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. By signing below, the Participant agrees that the Company, in its sole discretion, may satisfy any withholding obligations in accordance with Section 2.6(b) of the Agreement by (i) withholding Shares otherwise issuable to the Participant upon vesting of the PSUs having a fair market value equal to the withholding obligation, (ii) instructing a broker on the Participant’s behalf to sell a number of Shares otherwise issuable to the Participant upon vesting of the PSUs having a fair market value equal to the

Exhibit 10.2
withholding obligation and remitting the proceeds of such sale to the Company, or (iii) using any other method permitted by Section 2.6(b) of the Agreement or the Plan.

ENOVIX CORPORATION:	PARTICIPANT:
By:	By:
Print Name:	Print Name:
Title:
Address:	Address:

3